Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
20. Subsequent Events
The following event occurred subsequent to the date the condensed financial statements were available to be issued:
On October 24, 2023 the Company’s board of directors declared an initial cash dividend of $0.38 per share of common stock, or $1.52 per share of common stock on an annualized basis, for the third quarter of 2023. The cash dividend of approximately $29 million will be paid on November 10, 2023 to all stockholders of record as of the close of business on November 3, 2023.

17. Subsequent Events
The Company evaluates events and transactions occurring after the consolidated balance sheet date, but before the consolidated financial statements are available to be issued. The Company has evaluated such events and transactions through March 6, 2023, the date the consolidated financial statements were available for issuance.